                                                                   EXHIBIT 23.11

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
UAB Omnitel

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG Lietuva

Lietuva, Lithuania
June 21, 2000